SCHEDULE 14A INFORMATION
 Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
                                  of 1934
                            (Amendment No.    )

Filed by the Registrant[X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                           KESTREL ENERGY, INC.
             (Name of Registrant as Specified in Its Charter)



 (Name of Person(s) Filing Proxy Statement if other than the Registrant):
                                    N/A

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-
     11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule or Registration Statement No.:

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     4)  Date Filed:


                           KESTREL ENERGY, INC.
                        999 18TH STREET, SUITE 2490
                          DENVER, COLORADO 80202
                              (303) 295-0344

                 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD DECEMBER 7, 2000
                                10:00 A.M.

To Our Shareholders:

     We strongly encourage your attendance and participation at the Annual Meeting of Shareholders of Kestrel Energy, Inc., which will be held at 10:00 a.m. on Thursday, December 7, 2000 in the Management Briefing Center at Wells Fargo Bank West, N.A., North Tower, 4th Floor, 633 17th Street, Denver, Colorado for the following purposes:

     1.   To elect six directors to the Board;

     2. To approve and ratify the selection of KPMG LLP as the Company's independent certified public accountants and auditors for the fiscal year ending June 30, 2000;

     3. To approve an amendment to the Company's Stock Option Plan to increase the number of shares reserved under the Plan;

     4. To approve an amendment to the Company's Articles of Incorporation to require a majority vote of all outstanding shares only for major corporate transactions; and

     5. To transact such other business as may properly come before the meeting.

     A Proxy Statement explaining the matters to be acted upon at the meeting is enclosed.

     The Board of Directors has designated October 26, 2000 as the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting.

     THE BOARD OF DIRECTORS WOULD LIKE TO EMPHASIZE THE IMPORTANCE OF EXERCISING YOUR RIGHTS AS SHAREHOLDERS TO VOTE ON THE ISSUES DESCRIBED IN THE ENCLOSED PROXY STATEMENT. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF DIRECTORS, APPROVE THE SELECTION OF KPMG LLP, APPROVE THE AMENDMENT TO THE STOCK OPTION PLAN AND APPROVE THE AMENDMENT TO THE ARTICLE OF INCORPORATION.

     YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED AS PROMPTLY AS POSSIBLE.

October 30, 2000                                         Timothy L. Hoops
                                                                 President

                                                         Mark A. Boatright
                                                                 Secretary

                           KESTREL ENERGY, INC.
                        999 18TH STREET, SUITE 2490
                          DENVER, COLORADO 80202

                              PROXY STATEMENT

                      ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD DECEMBER 7, 2000
                                10:00 A.M.

     THE ENCLOSED PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF KESTREL ENERGY, INC., A COLORADO CORPORATION (THE "COMPANY"), FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD IN THE MANAGEMENT BRIEFING CENTER AT WELLS FARGO BANK WEST, N.A., NORTH TOWER, 4TH FLOOR, 633 17TH STREET, DENVER, COLORADO ON THURSDAY, DECEMBER 7, 2000 AT 10:00 A.M., MOUNTAIN STANDARD TIME, AND AT ANY ADJOURNMENT THEREOF. It is anticipated that this Proxy Statement and the accompanying Proxy will be mailed to the Company's shareholders on or about October 30, 2000.

     The expense of the Board of Directors' Proxy solicitation will be borne by the Company. In addition to solicitation of Proxies by use of the mails, some of the Company's officers and directors may solicit Proxies by telephone, telegraph or personal interview without any additional compensation to them. The Company will reimburse brokers, nominees, custodians and other fiduciaries for expenses in forwarding Proxy materials to their principals.

     Any shareholder giving a Proxy on the enclosed form may revoke it at any time prior to the exercise thereof by advising the Secretary of the Company in writing at the above address, by properly executing a later dated Proxy or by appearing in person and voting at the Annual Meeting.

                             VOTING OF SHARES

     Only holders of the Company's outstanding shares of common stock, no par value ("Common Stock"), of record at the close of business on October 26, 2000, will be entitled to notice of, and to vote at, the Annual Meeting and at any adjournment thereof. On that date, there were 7,680,000 shares of Common Stock outstanding.

     Cumulative voting in the election of directors is allowed. Under cumulative voting, each shareholder is entitled to cast a number of votes in the election of directors equal to the number of directors to be elected multiplied by the number of shares being voted. The shareholder may cast his vote for one nominee or may distribute the votes among nominees in any manner. Unless directed otherwise, the enclosed Proxy gives discretionary authority to cumulate votes in the election of directors. On all matters other than the election of directors, each shareholder will be entitled to one vote per share. The election of directors requires that the six candidates having the highest number of votes cast in favor of their election are elected to the Board of Directors. The approval and ratification of the selection of KPMG LLP, the amendment to the Stock Option Plan and the amendment to the Articles of Incorporation require an affirmative vote of a majority of the outstanding shares of Common Stock. THE BOARD OF DIRECTORS URGES EACH SHAREHOLDER TO MARK, SIGN AND MAIL THE ENCLOSED PROXY CARD IN THE RETURN ENVELOPE AS PROMPTLY AS POSSIBLE.


                 STOCK OWNERSHIP OF PRINCIPAL SHAREHOLDERS
                              AND MANAGEMENT

     The following table sets forth, as far as is known to the Board of Directors or the management of the Company, the only persons owning on October 23, 2000 more than five percent of the outstanding shares of the Company's Common Stock. For purposes of this disclosure, the amount of the Company's Common Stock beneficially owned is the aggregate number of shares of the Common Stock outstanding on such date plus an amount equal to the aggregate amount of Common Stock which could be issued upon the exercise of stock options and warrants within 60 days of such date.


                                                Number
                             of Shares of Common Stock Beneficially Owned
                             --------------------------------------------
                                     Voting
                              and Investment Power
                             ----------------------
                                                                  Percent
Name and Address               Direct     Indirect   Total Shares  Owned
---------------------------  ---------- -----------  ------------ -------

Victoria International
  Petroleum N.L.        1,556,743(1)(2)     ---       1,556,743    19.9%
10th Flr., Exchange Plaza
2 The Esplanade
Perth 6000
Western Australia

Victoria Petroleum N.L.       ---     1,556,743(1)(2) 1,556,743    19.9%
10th Flr., Exchange Plaza
2 The Esplanade
Perth 6000
Western Australia

Timothy L. Hoops           267,280(3) 1,556,743(2)(4) 1,824,023    22.5%
P.O. Box 1079
Denver, CO 80201-1079

Robert J. Pett             141,208(5) 1,556,743(2)(6) 1,697,951    21.4%
10th Flr., Exchange Plaza
2 The Esplanade
Perth 6000
Western Australia

John T. Kopcheff           189,815(6) 1,556,743(2)(8) 1,746,558    21.8%
10th Flr., Exchange Plaza
2 The Esplanade
Perth 6000
Western Australia

Golden Prospect Plc       1,038,500(9)                 2,696,300   34.0%
1st Floor                             1,657,800(10)(11)
143-149 Great Portland St.
London W2N 5FB
England

Samson Exploration N.L.  1,657,800(11)      ---       1,657,800    21.2%
Level 10, Exchange Plaza
2 The Esplanade
Perth 6000
Western Australia

The Equitable Life
  Assurance Society       924,000(12)       ---        924,000     11.9%
City Place House
55 Basinghall St.
London England EC2V 5DR


(1) Victoria International Petroleum N.L. ("VIP"), the record holder of the shares and warrants, is a wholly owned subsidiary of Victoria Petroleum N.L. ("VP"), which is therefore deemed to be another beneficial owner of the shares.
(2)  Includes warrants to purchase up to 141,522 shares.
(3) Includes vested options and warrants to purchase up to 239,370 shares.
(4) Mr. Hoops is a director of VIP and of VP. As a result, all shares and warrants held by VIP directly and VP indirectly are listed as indirectly held by Mr. Hoops.
(5) Includes vested options and warrants to purchase up to 131,208 shares.
(6) Mr. Pett is the Chairman and a director of VIP and a director of VP. As a result, all shares and warrants held by VIP directly and VP indirectly are listed as indirectly held by Mr. Pett.
(7) Includes vested options and warrants to purchase up to 185,815 shares.
(8) Mr. Kopcheff is a director of VIP and VP. As a result, all shares and warrants held by VIP directly and VP indirectly are listed as indirectly held by Mr. Kopcheff.
(9)  Includes vested warrants to purchase up to 89,500 shares.
(10) Golden Prospect Plc owns 29.95% of Samson Exploration N.L. and is therefore deemed to be a beneficial owner of the shares and warrants held by Samson.
(11) Includes vested warrants to purchase up to 150,300 shares.
(12) Includes vested warrants to purchase up to 84,000 shares.

     The following table sets forth the number of shares beneficially owned on October 23, 2000 by the Company's executive officers and directors, and by all of the executive officers and directors as a group. For purposes of this disclosure, the amount of the Company's Common Stock beneficially owned is the aggregate number of shares of the Common Stock outstanding on such date plus an amount equal to the aggregate amount of Common Stock which could be issued upon the exercise of stock options and warrants within 60 days of such date.


                                                   Shares of
                                                  Common Stock
                               Position(s)        Beneficially
                                 With the          Owned and      Percent
Name and Address                 Company        Options Granted    Owned
--------------------------- -----------------   ---------------   -------

Timothy L. Hoops             President, Chief   1,824,023(1)(2)    22.5%
P.O. Box 1079                Executive Officer
Denver, CO 80201-1079        and Director

Robert J. Pett               Chairman of the    1,697,951(3)(4)    21.4%
10th Flr., Exchange Plaza    Board and
2 The Esplanade              Director
Perth 6000
Western Australia

Mark A. Boatright            Vice President -      56,564(5)        <1%
800 Grant St.                Finance, Chief
Suite 200                    Financial Officer
Denver, CO 80203             and Director

John T. Kopcheff             Vice President -   1,746,558(6)(7)    21.8%
10th Flr., Exchange Plaza    International and
2 The Esplanade              Director
Perth 6000
Western Australia

Kenneth W. Nickerson         Director              37,409(5)        <1%
10780 Hanson St.
Johannesburg, MI 49751

Mark A.E. Syropoulo          Director              181,800(8)       2.3%
Lot 42 Gumboil Road
Cooroy Queensland 4563
Australia

All Directors and Executive
   Officers as a Group
   (6 persons)                                    2,430,819(9)     28.2%


(1) Mr. Hoops is a director of Victoria International Petroleum N.L. ("VIP") and of Victoria Petroleum N.L. ("VP"). As a result, all shares and warrants held by VIP directly and by VP indirectly are listed as held by Mr. Hoops.
(2) Includes vested options and warrants to purchase up to 408,802 shares.
(3) Mr. Pett is the Chairman and a director of VIP and a director of VP. As a result, all shares and warrants held by VIP directly and VP indirectly are listed as held by Mr. Pett.
(4) Includes vested options and warrants to purchase up to 272,730 shares.
(5) Includes or consists of vested options and warrants to purchase up to 52,564 shares and 37,409 shares for Messrs. Boatright and Nickerson, respectively.
(6) Mr. Kopcheff is a director of VIP and VP. As a result, all shares and warrants held by VIP directly and VP indirectly are listed as beneficially owned by Mr. Kopcheff.
(7) Includes vested options and warrants to purchase up to 327,337 shares.
(8) Includes vested options to purchase up to 140,000 shares, and 38,000 shares and vested warrants to purchase up to 3,800 shares owned by Syrops & Co. Pty. Ltd.
(9) Includes vested options and warrants to purchase up to 931,688 shares.

                           ELECTION OF DIRECTORS

      The Board of Directors recommends the election as Directors of the six (6) nominees listed below. The Board's recommendation as nominees includes all of the Directors elected at the last annual meeting of shareholders, except for Mark A. Boatright who has declined to stand for election at this meeting, and Neil T. MacLachlan who has been nominated by the Board of Directors in his stead. The six nominees, if elected, will hold office until the next annual meeting of shareholders and until their successors have been elected and qualified. IT IS INTENDED THAT SHARES REPRESENTED BY PROXIES IN THE ACCOMPANYING FORM WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES NAMED BELOW UNLESS A CONTRARY DIRECTION IS INDICATED. If at the time of the meeting any of the nominees named below should be unable to serve, which event is not expected to occur, the discretionary authority provided in the Proxy will be exercised to vote for such substitute nominee or nominees, if any, as shall be designated by the Board of Directors.

      The following table sets forth the name and age of each nominee for Director, indicating all positions and offices with the Company currently held by him, and the period during which he has served as a Director:


                                 All Positions           Period
                                  and Offices          Served as
                                 Held With the        Director of
      Name             Age          Company           the Company
      ----             ---       -------------        -----------

Timothy L. Hoops        44      President, Chief       Since 1992
                                Executive Officer,
                                and Director

Robert J. Pett          53      Chairman of the        Since 1992
                                Board

John T. Kopcheff        52      Vice President -       Since 1995
                                International and
                                Director

Kenneth W. Nickerson    80      Director               Since 1992

Mark A.E. Syropoulo     48      Director               Since 1998

Neil T. MacLachlan      58      Nominee for Director

     None of the nominees hold directorships in any other company having a class of securities registered under the Securities Exchange Act of 1934, as amended, or in any company registered as an investment company under the Investment Company Act of 1940, as amended.

      There is no arrangement or understanding between any of the nominees and any other person or persons pursuant to which he was or is to be selected as a director or nominee.

                   MEETINGS AND COMMITTEES OF THE BOARD

     The Board of Directors met one time in person and acted 11 times by unanimous written consent during the fiscal year ended June 30, 2000. The committees of the Board include an Audit Committee, a Compensation Committee and an Executive Committee.

     The Audit Committee acted two times by unanimous written consent in fiscal 2000 and was comprised of Messrs. Boatright, Syropoulo and Pett. It adopted an Audit Committee charter in fiscal 2000, a copy of which is attached hereto as Exhibit A. The Audit Committee's primary function is to assist the Board of Directors in fulfilling its independent and objective oversight responsibilities of financial reporting and internal financial and accounting controls of the Company.

     The Compensation Committee makes recommendations on executive compensation and selects those persons eligible to receive grants of options under the Company's Stock Option Plan. Members of the Committee were comprised of Messrs. Nickerson and Syropoulo in fiscal 2000. The Committee met one time and acted two times by unanimous written consent in fiscal 2000.

     The Executive Committee was comprised of Messrs. Hoops, Boatright and Syropoulo in fiscal 2000. The Executive Committee has as its primary function director-level review and approval of non-routine matters of significance during the periods between scheduled meetings of the Board of Directors. The Committee met 19 times in fiscal 2000.

                     DIRECTORS AND EXECUTIVE OFFICERS

     Set forth below are the names of all directors and executive officers of the Company, their ages, all positions and offices held by each such person, the period during which he has served as such, and the principal occupations and employment of such persons during at least the last five years.

     TIMOTHY L. HOOPS, age 44, was appointed President, Chief Executive Officer and Director on June 1, 1992. Mr. Hoops is a petroleum geologist with 21 years experience in the continental USA and Australia. Mr. Hoops is President and a Director of the Company's wholly owned subsidiary, Victoria Exploration, Inc., an independent oil and gas producer, where he has served as an officer and Director since 1987. He was a Director and President of Kestrel Energy California, Inc., another wholly owned subsidiary and oil and gas producer, from March 1997 until it was merged in May 2000. After the merger, he remained as a Director and he became Vice President and Assistant Secretary. He has also been a Director of Victoria International Petroleum N.L., an Australian oil and gas company, and of Victoria Petroleum N.L., its parent, since 1987. Mr. Hoops was Exploration Manager for Royal Resources Corporation, a publicly held Denver based company engaged in the exploration and development of oil and gas, from 1984 to 1987. Prior to 1984, Mr. Hoops was employed by Amoco Production, Cities Service and Santa Fe Energy. Mr. Hoops is a 1979 graduate of the Colorado School of Mines, with a degree in geology. Mr. Hoops is the brother-in-law of Mr. Boatright.

     ROBERT J. PETT, age 53, was appointed as a Director on June 1, 1992 and Chairman of the Board on January 16, 1995. Mr. Pett served as Secretary, Treasurer and Vice President of the Company during various periods from June 1992 to January 1995. Mr. Pett has been a director of Victoria International Petroleum N.L. since 1986. Mr. Pett has been Chairman of Victoria Petroleum N.L. for 16 years. He is currently Chairman of Resolute Limited, an Australian mining and natural resources company, which provides office facilities and administrative services to Victoria Petroleum N.L. on a pro-rata reimbursement of expenses basis. He is a Director of Sapphire Mines N.L., an Australian precious gem mining company, and he is a Director of Victoria Exploration, Inc. and Kestrel Energy California, Inc. After the merger of Kestrel Energy California in May 2000, Mr. Pett was also appointed as its President. Mr. Pett holds a Masters Degree in Economics (Queens University, Canada).

     JOHN T. KOPCHEFF, age 52, was appointed as Vice President - International and a Director of the Company on January 16, 1995. He also holds the same positions at Victoria Exploration, Inc. He held the same positions at Kestrel Energy California, Inc. until it was merged in May 2000. He remained as a Director and became its Secretary. Mr. Kopcheff is a geologist with 30 years experience in petroleum in Australia, Southeast Asia, United States, South America and the North Sea, both in field geological operations and management. Mr. Kopcheff has been a Director of Victoria International Petroleum N.L. since 1986, and a Director of Victoria Petroleum N.L. since 1984. Prior to his appointment with the Company, he provided various services to the Company relating to its international exploration activities on a consulting basis. He received a Bachelor of Science degree with honors from the University of Adelaide in 1970.

     KENNETH W. NICKERSON, age 80, is an independent petroleum and mineral geologist with over 50 years experience. He was appointed as a Director of the Company on December 16, 1992. From 1981 until 1988, Mr. Nickerson served as President, Director and Chief Operating Officer of Royal Resources Corporation, a publicly held Denver based company engaged in the exploration and development of oil and gas. Since then Mr. Nickerson has worked as a consulting geologist for various energy companies.
Mr. Nickerson is a 1948 graduate of the Colorado School of Mines with a degree in geological engineering.

     MARK A.E. SYROPOULO, age 48, was appointed as a Director on January 14, 1998. Mr. Syropoulo has been an independent corporate consultant since 1994 and has during that time provided services to various entities in the natural resources, information technology and investment sectors, principally in Australia. He also acted as a consultant to the Company from May 1, 1997 until January 1998. Prior to 1994 he was managing director from 1987 to 1993 of Anglo Pacific Resources Limited, a United Kingdom mining and oil company associated with Anglovaal Holdings Limited, a major South African mining house. Mr. Syropoulo is a graduate of mathematics and economics and an honors graduate in economics of the University of Natal Durban, South Africa.

     NEIL T. MACLACHLAN, age 58, , was nominated as a Director on September 27, 2000. He is the Chairman and major shareholder in Markham Associates, a London based corporate investment and advisory business. He is also a non-executive director of Samson Exploration N.L., Geographe Resources Ltd., Titan Resources Ltd. and Sapphire Mines NL, all publicly traded Australian mining companies, and Golden Prospect Plc., a publicly traded United Kingdom mining investment company listed in London on the Alternative Investment Market. Golden Prospect is one of the principal shareholders of the Company, holding, directly and indirectly, approximately 34% of its stock. Samson Exploration N.L. is another principal shareholder of the Company holding 21.2% of the Company's stock. Because Golden Prospect Plc owns 29.95% of Samson, the 21.2% held by
Samson is included in the 34% held by Golden Prospect.   Mr. MacLachlan
has over 25 years investment banking experience gained in Europe, Southeast Asia and Australia. Mr. MacLachlan was employed by Barrick Gold Corporation as Executive Vice President Asia from 1993 to 1997. He was a former director of Wardley Holdings and James Capel & Co. Limited, investment banking subsidiaries of the Hong Kong and Shanghai Banking Corporation. Mr. MacLachlan graduated from Manchester University in 1964 with a Bachelor of Science in Biochemistry and he took the post graduate Business Studies course at London Polytechnic at Rutherford College.

     MARK A. BOATRIGHT, age 43, was appointed a Director on October 18, 1993, and as Vice President - Finance, Chief Financial Officer, Treasurer and Secretary on January 16, 1995. He also holds the same positions at Victoria Exploration, Inc. He has declined to stand for election as a Director of the Company at this meeting and he will also resign as a Director of Victoria Exploration, Inc. at its next annual meeting. He held the same positions at Kestrel Energy California, Inc. from 1995 until it was merged in May 2000. Mr. Boatright is President of Boatright and Associates, P.C., Certified Public Accountants. Mr. Boatright has over 21 years experience in financial accounting and specializes in oil and gas accounting and international taxation. Mr. Boatright currently acts as a consultant in international taxation and accounting for various oil and gas companies. He also is President of Regatta Financial Services, a registered investment advisory firm. Prior to establishing his own accounting practice, Mr. Boatright was the tax manager for Bradley, Allen & Associates, P.C., Certified Public Accountants. Mr. Boatright is a 1979 cum laude graduate of the University of Colorado with a degree in finance. He has been providing accounting and financial services to the Company since June, 1992. Mr. Boatright is the brother-in-law of Mr. Hoops.

     There is no arrangement or understanding between any of the executive officers and any other persons pursuant to which he was or is to be selected as an officer, nor is there any family relationship between or among any executive officers, except that Mr. Boatright is the brother-in-law of Mr. Hoops.

              CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On May 5, 2000, the Company sold its six international permits with a net book value of $143,179 for petroleum drilling in Western Australia and New Guinea to Victoria Petroleum USA, Inc. ("VP/USA"), a Colorado corporation and wholly owned subsidiary of Victoria Petroleum N.L. ("VP"), an Australian corporation and an affiliate of the Company, in exchange for 8,250,000 shares of VP common stock. The stock was valued at $0.0292187 per share and resulted in a gain on the sale of $97,721. Sproule Associates, Inc., an independent expert, was engaged to value the oil and gas properties and to determine their fair market value.

     Also, on May 5, 2000, the Company, Kestrel Energy California, Inc. ("KEC"), a wholly owned subsidiary of the Company, VP and VP/USA entered into an Agreement and Plan of Merger (the "Merger Agreement"). Pursuant to the Merger Agreement, on May 12, 2000, the Company, as sole shareholder of KEC, acquired 66,750,000 shares of VP common stock and VP/USA acquired all of the issued and outstanding shares of KEC through a merger of KEC with and into VP/USA, with KEC as the surviving corporation. The VP common stock was valued at $0.292187 per share and resulted in a gain on the sale of $1,497,208, based upon sales of other assets totaling $242, accounts payable totaling $2,000, and property and equipment with a net book value of $454,899. Again, Sproule Associates, Inc. was engaged to value the assets of KEC.

     Victoria International Petroleum, N.L., another wholly owned subsidiary of VP, has a current shareholding interest in the Company of 19.9% (16.2% diluted for currently vested options and warrants). The Company currently owns 15.02% of VP.

                          EXECUTIVE COMPENSATION

                        Summary Compensation Table

     The following sets forth in summary form the compensation received during each of the Company's last three completed fiscal years by the Chief Executive Officer of the Company, and two other non-executive officers of the Company who received salary, bonus or other annual compensation in total from the Company, in excess of $100,000 during the same period.


                                       Annual Compensation
                                   ----------------------------
                                                        Other
                                                        Annual
                                   Fiscal     Salary CompensationOptions
NAME AND PRINCIPAL POSITION         Year       ($)       ($)       (#)
---------------------------        ------    --------  -------  ---------

Timothy L. Hoops, President,        2000     $144,000     $0     100,000
  Chief Executive Officer,          1999     $144,000     $0    99,464(1)
  and Director                      1998     $144,000     $0        0

Ira Pasternack, Vice President      2000     $120,000     $0        0
  - Exploration                     1999        $0    $15,000(2) 100,000
                                    1998        $0        $0        0

Richard L. Vine, Former             2000     $100,000     $0      50,000
  Vice President - Engineering      1999     $80,000  $16,938(3)  50,000
                                    1998        $0    $93,864(3)    0


(1)  Consists of previously granted options which were repriced in fiscal
1999.
(2) Mr. Pasternack became an officer of the Company on July 1, 1999. He was paid as a consultant during the fiscal year ended June 30, 1999.
(3) Mr. Vine became an officer of the Company on September 1, 1998. He was paid as a consultant during the fiscal year ended June 30, 1998 and for the first two months of the fiscal year ended June 30, 1999. Mr. Vine resigned as an officer effective September 30, 2000, but has served as a consultant to the Company since that time.

     None of the named officers received additional compensation other than noted above the aggregate amount of which was the lesser of either $50,000 or 10% of the total of annual salary, bonus and consulting fees reported for such officer.

     The Company reimburses its officers and directors for ordinary and necessary business expenses incurred by them on behalf of the Company.

     It is anticipated that, in fiscal 2001, Mr. Hoops will continue to be paid his current salary of $144,000 for services rendered to the Company and Victoria Exploration, Inc., plus retirement and health benefits. Besides his salary, Mr. Hoops received fees as a director of Victoria Petroleum N.L. in the amount of Australian $5,000 for fiscal 2000 and expects to receive the same amount in fiscal 2001.

             OPTION GRANTS FOR FISCAL YEAR ENDED JUNE 30, 2000

                                    Number Of    % of Total
                                    Securities    Options
                                    Underlying   Granted to   Exercise or
                                     Options    Employees in   Base Price
Name                                 Granted    Fiscal Year    ($/share)
--------------------------------    ----------  ------------  -----------

Timothy L. Hoops                     100,000       33.6%         $1.375
  President, Chief Executive
  Officer and Director

Ira Pasternack, Vice President-         0            0%           N/A
Exploration

Richard L. Vine, Former Vice        50,000(4)      16.8%         $1.375
President-Engineering

Robert J. Pett                        55,000        N/A          $1.375
  Chairman of the
  Board and Director

Mark A. Boatright                   27,206(5)       9.2%         $1.375
  Vice President - Finance,
  Chief Financial Officer and
  Director

John T. Kopcheff                    60,000(5)      20.2%         $1.375
  Vice President - International
  and Director

Kenneth W. Nickerson                10,000(4)       N/A          $1.375
  Director                           5,000(4)                    $2.08

Mark A.E. Syropoulo                 100,000(4)      N/A          $1.375
  Director                           5,000(4)                    $2.08


                                            Potential Realizable Value at
                                               Assumed Annual Rates of
                                               Stock Price Appreciation
                                                   For Option Term
                                            -----------------------------
                                 Expiration
Name                                Date          5%($)(1)   10%($)(2)
------------------------------   ----------       --------   ---------

Timothy L. Hoops                   8-5-09         $86,625     $218,625
  President, Chief
  and Director

Ira Pasternack, Vice                N/A             N/A         N/A
  President - Exploration

Richard L. Vine, Former            8-5-09         $43,313     $109,313
  Vice President - Engineering

Robert J. Pett                     8-5-09         $47,644     $120,244
  Chairman of the
  Board and Director

Mark A. Boatright                  8-5-09         $23,567     $59,479
  Vice President - Finance,
  Chief Financial Officer
  and Director

John T. Kopcheff                   8-5-09         $51,975     $131,175
  Vice President -
  International and
  Director

Kenneth W. Nickerson               8-5-09          $8,663     $21,863
  Director                        9-30-09          $6,552     $16,536

Mark A.E. Syropoulo                8-5-09         $86,625     $218,625
  Director                        9-30-09          $6,552     $16,536


(1) This column represents the potential realizable value of each grant of options, based on the assumption that the market price of shares of Common Stock underlying the options will appreciate in value from the date of the grant to the end of the option term at the annual rate of five percent.
(2) This column represents the potential realizable value of each grant of options, based on the assumption that the market price of shares of Common Stock underlying the options will appreciate in value from the date of the grant to the end of the option term at the annual rate of ten percent.
(3) Of this grant, 72,727 were incentive stock options and 27,273 were nonqualified stock options.
(4)  Of this grant, all were nonqualified stock options.
(5)  Of this grant, all were incentive stock options.


      AGGREGATED OPTION EXERCISES FOR FISCAL YEAR ENDED JUNE 30, 2000
                        AND YEAR END OPTION VALUES

                                              Number of
                                              Securities       Value of
                        Shares                Underlying     Unexercised
                       Acquired              Unexercised     In-the-Money
                          on       Value      Options at      Options at
                       Exercise   Realized  June 30, 2000   June 30, 2000
        Name             (#)        ($)          (#)            ($)(1)
-------------------   ----------  --------  -------------   --------------
                                             Exercisable/    Exercisable/
                                            Unexercisable   Unexercisable
-------------------   ----------  --------  -------------   --------------

Timothy L. Hoops
  President, Chief
  Executive Officer,
  and Director            0         N/A       236,580/0       $96,712/$0

Ira Pasternack,
  Vice President
  - Exploration           0         N/A       100,000/0      $109,375/$0

Richard L. Vine, Former
  Vice President -
  Engineering           10,000   $12,687(2)    90,000/0      $102,500/$0

Robert J. Pett
  Chairman of the
  Board and Director      0         N/A       130,208/0       $61,745/$0

Mark A. Boatright
  Vice President -
  Finance, Chief
  Financial and
  Accounting Officer
  and Director            0         N/A      47,164/5,000     $22,899/$0

John T. Kopcheff
  Vice President -
  International and
  Director                0         N/A       185,415/0       $65,677/$0

Kenneth W. Nickerson
  Director                0         N/A      32,409/5,000     $21,347/$0

Mark A.E. Syropoulo
  Director                0         N/A       140,000/0       $86,265/$0


(1) For all unexercised options held as of June 30, 2000, the aggregate dollar value is the excess of the market value of the stock underlying those options over the exercise price of those unexercised options. The price used to calculate these figures is the closing price as of June 30, 2000 on the Nasdaq SmallCap Market, which was $2.125 per share.
(2) During the fiscal year ended June 30, 2000, Mr. Vine had only sold 5,000 of the shares he received upon exercise.

                           KESTREL ENERGY, INC.
                       COMPENSATION COMMITTEE REPORT
                         ON EXECUTIVE COMPENSATION

              Compensation Policies Toward Executive Officers

     The Compensation Committee's executive compensation polices are designed to provide competitive levels of compensation through a combination of base level compensation, incentive stock options and cash bonus awards.

     The Committee reviews the executive officers' performance periodically and reports to the Board of Directors on its evaluation of that performance. The Committee has not in the past required or established a direct or fixed relationship between the Company's financial performance and the compensation of the Chief Executive Officer or the other executive officers. The Committee has instead considered a number of factors in making a subjective determination as to the compensation of these officers, including quality of service provided, amount of time devoted to the Company's business, level of expertise, dedication to the Company and its best interests, general management abilities and the Company's operational and financial performance.

     Mr. Hoops, the President and CEO of the Company, received a salary from the Company of $144,000 in fiscal 2000. Mr. Hoops received the same salary in 1998 and 1999. The Committee has determined to leave Mr. Hoops at the same salary level at this time. On the other hand, in light of the recent escalation of executive salaries generally, the increase in the prevailing prices for oil and natural gas and the resulting strength of the petroleum industry overall, and the Company's recent successful exploration activities, the Committee intends to review Mr. Hoops' cash compensation sometime in fiscal 2001 In making its determination, the Committee may consider the Company's progress in developing the Green River Basin in southeast Wyoming, which has become a significant part of the Company's asset base over the past year.

     Richard L. Vine, the Company's Vice President of Engineering, and Ira Pasternack, Vice President of Exploration, who became employees of the Company during fiscal 1999 were the only officers of the Company to receive stock options grants in fiscal 1999, receiving 50,000 and 100,000 options, respectively. While the Committee felt that additional option grants to executive officers and directors were not appropriate in 1999 because of the Company's relatively poor financial performance that year, the positive results of fiscal 2000, which were almost certainly the result of the investment in the future made in 1999, suggest no such limitations. Accordingly, Mr. Hoops' diligence and success in the Green River Basin Project was rewarded with a grant of an additional 100,000 options. Additional grants of options were made by the Committee to Richard Vine, the Company's former Vice President of Engineering, Robert Pett, Chairman of the Board, Mark Boatright, Chief Financial Officer, and John Kopcheff, Vice President-International, in the amounts of 50,000, 55,000, 27,206 and 60,000, respectively. All of the options were granted at the fair market value on the date of grant.


August 5, 2000                               Kenneth W. Nickerson
                                             Mark A.E. Syropoulo

                          DIRECTORS' REMUNERATION

     Directors who are not officers or employees of the Company are paid $900 for attendance at meetings of the Board or Committees thereof. Any director who serves on the Compensation Committee automatically receives 5,000 options each September 30 pursuant to the Company's Stock Option Plan. Accordingly, on September 30, 1999, both Messrs. Nickerson and Syropoulo, as members of the Compensation Committee, received fully vested options to purchase 5,000 shares of Common Stock at an exercise price of $2.08 per share, the fair market value on the date of grant. The options are exercisable for ten years from the date of grant.

                             PERFORMANCE GRAPH

     The following line graph compares the yearly percentage change in the cumulative total shareholder return for (i) the Company, (ii) the MG Group 121 - Independent Oil and Gas and (iii) the Nasdaq Market Index. The MG Industry Group 353 consists of approximately 132 independent oil and gas companies, including the Company. The line graph and table cover the five year period from July 1995 through June 2000 and represent the total value of a $100 investment in each security/market index on July 1, 1995. All dividends are assumed to be reinvested.


                     1995     1996      1997      1998    1999    2000
                     ----     ----      ----      ----    ----    ----

Kestrel Energy Inc.  100      263.64    213.64    54.55   104.55  154.55
MG Group 121
  Independent Oil
  and Gas            100      119.47    135.50    117.14  119.13  148.91
Nasdaq Market Index  100      125.88    151.64    201.01  281.68  423.84

The information contained in this graph was compiled by Media General Financial Services of Richmond, Virginia. The Company will provide a list of the companies included in the various indices upon the written request of any shareholder.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

                       RATIFICATION OF SELECTION OF
                INDEPENDENT PUBLIC ACCOUNTANTS AND AUDITORS

     KPMG LLP was appointed by the Board of Directors as the Company's independent certified public accountants and auditors on December 4, 1987. The decision was based upon a comparison of the services and fee arrangements offered by various accounting firms and an evaluation by the Board of Directors.

     Although ratification by shareholders of the selection of KPMG LLP is not required by the Colorado Business Corporation Act, or by the Company's Articles of Incorporation, as amended, or Bylaws, the Board of Directors believes that a decision of this nature should be confirmed by the Company's shareholders. Accordingly, shareholders are being asked to consider ratification of the selection of KPMG LLP for the fiscal year ending June 30, 2001. If a significant number of shares are voted against the ratification of this selection, or if the Board of Directors determines that the fees proposed to be charged by KPMG LLP are unreasonable for the Company under the circumstances, the Board of Directors will reconsider the selection for the fiscal year ending June 30, 2001.

     It is expected that KPMG LLP will have a representative at the Annual Meeting who will be given the opportunity to make any statement deemed necessary and will be available to answer questions.

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                "FOR" THE RATIFICATION OF THE SELECTION OF
                   KPMG LLP AS THE INDEPENDENT CERTIFIED
                  PUBLIC ACCOUNTANTS AND AUDITORS FOR THE
                     FISCAL YEAR ENDING JUNE 30, 2001

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

                  PROPOSAL TO AMEND THE STOCK OPTION PLAN

     The Stock Option Plan (the "Plan") was adopted by the Company in December of 1992 in order to grant stock options to officers, directors, key employees, advisors and consultants of the Company and its subsidiaries. On September 27, 2000, the Compensation Committee (the "Committee) approved an amendment to the Plan to increase the number of shares reserved under the Plan. The Company's Board of Directors and its Compensation Committee (consisting of Kenneth W. Nickerson and Mark A.E. Syropoulo, both of whom are outside directors) believe that an increase in the number of options available for grant is important to provide flexibility to the Committee in its administration of the Plan, to encourage stock ownership by employees and management, to permit the Company to attract and retain officers, directors, key employees, advisors and consultants, and to continue to provide incentives and promote the financial success and progress of the Company. In addition, the grant of stock options can be made without the expenditure of the Company's limited cash or other liquid resources, which are being preserved for the Company's expanded oil exploration efforts and its planned development in oil and gas reserves. Accordingly, the shareholders are being asked to increase the number of shares reserved under the Plan from 1,500,000 to 1,850,000.

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE
               "FOR" THE AMENDMENT TO THE STOCK OPTION PLAN.

 * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

              PROPOSAL TO AMEND THE ARTICLE OF INCORPORATION

     On July 1, 1994, the law for Colorado corporations was revised to provide for an affirmative majority vote for major corporate actions to be taken by the shareholders: amendments to the Articles of Incorporation creating dissenters' rights, mergers or share exchanges, a sale, lease, exchange or other disposition of all or substantially all of the Company's property other than in the usual and regular course of business, and to dissolve the Company. On all other routine matters, such as ratification of the auditors and approval of amendments to the Company's Stock Option Plan, Colorado law provides only that the votes cast in favor of the matter exceed the votes against. The Company's Articles of Incorporation, however, provide that, even for such routine issues, a majority of all outstanding shares must be cast in favor of the proposal. Accordingly, the Company proposes to reduce the shareholder voting requirement for all corporate actions, other than the major corporate actions listed above, to require an affirmative vote of the shares actually voted rather than a majority of all outstanding shares.

     The Company believes that this change will avoid delays in taking non-controversial corporate actions that might otherwise occur with the higher vote requirement. The Company has in the past encountered difficulty in soliciting sufficient votes, affirmative or otherwise, to take corporate action on routine matters requiring a majority vote of all outstanding shares because of the large number of small shareholders who do not vote and the large number of shares held in nominee names which the nominees do not vote. The Company has in the past been forced to adjourn and reconvene shareholder meetings one or more times in order to solicit additional votes on proposals presented at the annual meetings even though, of the votes cast, 90% or more have been voted in favor of the
proposal.   The Company believes that it should not permit such corporate paralysis to recur simply because a group of shareholders are not sufficiently concerned about the Company's routine affairs to bother casting their vote. The Company also believes that, because this change would not apply to major corporate transactions such as mergers or sales of all or substantially all of the Company's assets or to approve significant future amendments to the Company's Articles of Incorporation, shareholders' corporate governance rights will not be adversely affected.

     The voting rights of the shareholders of the Company before and after the proposed amendment are summarized in the following chart:

                            VOTING REQUIREMENTS

      TYPE OF                   BEFORE THE              AFTER THE
  CORPORATE ACTION              AMENDMENT               AMENDMENT
 -----------------              ----------              ---------

Approval of amendments         Majority of             Majority of
to the Articles of          Outstanding Shares      Outstanding Shares
Incorporation (with
dissenters' rights(1))
e.g., alters or abolishes
a preferential right of
shares, eliminates cumulative
 voting.

Approval of amendments         Majority of           Affirmative Vote
to the Articles of          Outstanding Shares        of a Majority
Incorporation (without                              of the Votes Cast
dissenters' rights(1))                                at the Meeting
e.g., change of name,
increase the number of
authorized shares.

Approval of sale, lease or     Majority of             Majority  of
exchange, or other          Outstanding Shares      Outstanding Shares
disposition of all, or
substantially all, of the
property of the Company

Approval of the Company's      Majority of           Affirmative Vote
independent accountants     Outstanding Shares        of a Majority
                                                    of the Votes Cast
                                                      at the Meeting

Approval of new plans,         Majority of           Affirmative Vote
or amendments to existing   Outstanding Shares        of a Majority
employee stock option plans                         of the Votes Cast
at the Meeting
Approval of a plan of
merger when shareholder
approval is required           Majority of             Majority of
                            Outstanding Shares      Outstanding Shares

Approval of the dissolution
of the Company                 Majority of             Majority of
                            Outstanding Shares      Outstanding Shares

(1) A shareholder is entitled to the right to dissent and obtain payment of the fair value of his or her shares in the event of certain corporate actions by the Company which create a dissenters' rights.

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE
           "FOR" THE AMENDMENT TO THE ARTICLE OF INCORPORATION.

 * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

          SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than ten percent of the Common Stock of the Company, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the exchange on which the Common Stock is listed for trading. Those persons are required by regulations promulgated under the Exchange Act to furnish the Company with copies of all reports filed pursuant to Section 16(a). Two of the Company's principal shareholders, Samson Exploration N.L. ("Samson") and CIBC Eyres Reed Australian Resources Fund ("CIBC") failed to make timely filings of six ownership reports required by Section 16(a) with the Securities and Exchange Commission. Samson failed to file a timely report on Form 4 (i) relating to the purchase of 15,000 shares of the Company's Common Stock in May 1999, which report was filed on September 10, 1999,
(ii) relating to the purchase of 20,000 shares in November 1999, which report was filed December 13, 1999, and (iii) relating to the purchase of 3,500 shares in June 2000, which report was filed on July 14, 2000. CIBC failed to file a timely report on Form 3 to report its becoming a 10% or more shareholder of the Company in August 1999, which report was filed September 20, 1999. CIBC also failed to file a timely report on Form 4
(i) relating to the purchase of 150,000 shares in December 1999, which report was filed on February 18, 2000, and (ii) relating to the purchase or 40,000 shares on April 20, 2000, which report was filed on October 16, 2000. CIBC and Golden Prospect Plc ("Golden"), a publicly traded United Kingdom mining investment company listed in London on the Alternative Investment Market, have entered into an agreement for the merger of CIBC into Golden Prospect Plc. effective June 30, 2000 which would result in the transfer by CIBC of its 915,000 shares and warrants to purchase up to 87,500 shares of the Company's stock to Golden. However, at this time, the other terms of the merger have not been determined, and the shares have not yet been transferred. CIBC and Golden have indicated that they will file the appropriate ownership reports when the stock is actually transferred.

                  ANNUAL REPORT AND FINANCIAL STATEMENTS

     The Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2000 accompanies this Proxy Statement. The audited financial statements of the Company are included in the Form 10-K. Copies of the exhibits to the Form 10-K are available from the Company upon written request of a shareholder and payment of the Company's out-of-pocket expenses addressed to Mark A. Boatright, 999 18th Street, Suite 2490, Denver, Colorado 80202. The Commission also maintains a site on the World Wide Web at http://www.sec.gov/edgarhp.htm that contains the Form 10-K, the exhibits filed with the Form 10-K and other information concerning the Company which have been electronically filed by the Company with the Commission.

               DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS
                FOR THE 2001 ANNUAL MEETING OF SHAREHOLDERS

     Any proposal from a shareholder intended to be presented at the Company's 2001 annual meeting of shareholders to be held in December 2001, must be received at the offices of the Company, 999 18th Street, Suite 2490, Denver, Colorado 80202, no later than July 1, 2001, in order to be included in the proxy statement and proxy for that meeting. In addition, any such proposal must satisfy the conditions established by the SEC for shareholder proposals to be included in the proxy statement and proxy for that meeting.

                               OTHER MATTERS

     The Board of Directors knows of no other matter to be brought before the shareholders' meeting. If other matters properly come before the meeting, holders of Proxies solicited and received hereunder will vote in their best judgment.

     For the election of directors, subject to the effect of cumulative voting, that number of candidates equaling the number of directors to be elected having the highest number of votes cast in favor of their election are elected to the Board of Directors. Accordingly, the six (6) persons receiving the greatest number of votes at the meeting, in person or by proxy, will be elected. For the approval and ratification of the independent certified public accountants, the approval of the amendment to the Stock Option Plan and the approval of the amendment to the Articles of Incorporation, the vote or concurrence of a majority of the outstanding shares entitled to vote thereon is required. Abstentions and broker non-votes will be counted for purposes of establishing a quorum only. Only those votes cast for the election of directors and the other proposals will be counted as votes in favor or affirmative votes.


                                 EXHIBIT A

                      CHARTER OF THE AUDIT COMMITTEE

                                    OF

                           KESTREL ENERGY, INC.


     This Charter outlines the purpose, composition and responsibilities of the Audit Committee (the "Committee") of Kestrel Energy, Inc. (the "Company"), and how these responsibilities are to be discharged. The Committee shall review and update this Charter on the annual basis, as conditions dictate.

                                 ARTICLE I

                                  PURPOSE

     PRIMARY PURPOSE. The primary function of the Committee is to assist the Board of Directors in fulfilling its oversight responsibilities of financial reporting and internal financial and accounting control of the Company by reviewing:

     - the financial reports and other financial information provided by the Company to any governmental body or public;

     - the Company's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board of Directors have established; and

     -    the Company's auditing, accounting and financial reporting generally.

     Consistent with this function, the Committee should encourage continuous improvement of and should foster adherence to the Company's policies, procedures and practices at all levels.

                                ARTICLE II

                       COMPOSITION OF THE COMMITTEE

     2.01. NUMBER AND ELECTION. The Committee shall be comprised of three or more Directors of the Company as determined by the Board of Directors. The Committee members shall be elected by the Board of Directors at the meeting following the annual shareholders' meeting of the Company or until their successors are duly elected and qualified at a Board of Directors meeting.

     2.02. INDEPENDENT DIRECTORS. The majority of the Committee shall be Independent Directors who are free from any relationship with the Company that, in the opinion of the Board, would interfere with the exercise of his or her independent judgement as a member of the Committee. For the purposes of this Charter, an "Independent Director" shall mean a director who (i) is not employed by the Company or any of its affiliates for the current year or any of the past five (5) years, (ii) does not receive any compensation from the Company or its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for Board service, benefits under a tax qualified retirement plan, or nondiscretionary compensation, (iii) is not a member of the immediate family of an individual who is, or has been in any of the past three (3) years, employed by the Company or any of its affiliates as an executive officer (for purposes hereof, "immediate family" shall mean a spouse, parent, child, sibling, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in the same household as the executive officer), (iv) is not a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the Company made, or from whom the Company received, payments that exceed five percent (5%) of the corporation's or business organization's consolidated gross revenue for that year, or $200,000, whichever is more, in any of the past three (3) years; or (v) is not employed as an executive officer of another company where any of the Company's executive officers serve on that other company's compensation committee.

     2.03. QUALIFICATIONS. Every member of the Committee shall be familiar with basic finance and accounting practices and with the business of the Company and its industry to the extent necessary to effectively perform his or her functions as a member of the Committee. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant.

     2.04. CHAIRMAN. Unless a Chairman of the Committee is elected by the Board of Directors, the members of the Committee may designate a Chairman by majority vote of all the Committee's members. The Chairman shall be an Independent Director and shall possess adequate knowledge in accounting, finance, and the business and affairs of the Company. The Chairman shall preside over all the meetings of the Committee and shall supervise and direct the activities of the Committee, including contacts with legal counsel and the independent auditors.

                                ARTICLE III

                               COMPENSATION

     The Board of Directors shall establish the compensation of the Committee members for service on the Committee.


                                ARTICLE IV

                                 MEETINGS

     4.01. REGULAR MEETINGS. The Committee shall meet four times annually, or more frequently as circumstances dictate. The Committee may provide by resolution the date, time and place for the holding of regular meetings without other notice. The Committee may ask members of Company management or others to attend meetings and provide pertinent information as necessary. The Committee may at any time choose to exclude members of the Company's management from all or a portion of its meetings, including the exclusion of a member of the Committee from the Committee's discussions with legal counsel or the independent auditors.

     4.02. SPECIAL MEETINGS. In addition to or as part of the regular Committee meetings, the Committee members may meet periodically with the management of the Company, the Company's internal accounting department and the Company's independent auditors to discuss any financial, accounting and audit matters, including preparation and review of the annual and quarterly financial statements. The Committee may meet with these groups in separate sessions if the Committee or each of these groups believe that such meetings should be conducted privately.

     4.03. MINUTES. The Committee shall keep minutes of all of its meetings as a Committee.

                                 ARTICLE V

                        RESPONSIBILITIES AND DUTIES

     5.01. PRIMARY RESPONSIBILITIES. The Committee shall serve as an independent and objective party to monitor the Company's financial reporting process and internal control system, review and appraise the efforts of the Company's independent auditors and accounting department and provide an open avenue of communication among the independent auditors, financial and senior management, the accounting department, and the Board of Directors. To fulfill its responsibilities, the Committee shall carry out activities enumerated below.

     5.02. REVIEW OF DOCUMENTS AND REPORTS. The Committee shall review the Company's annual and quarterly financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent auditors. When practicable, prior to the filing of the Company's 10-Qs, and prior to the public release of quarterly or annual earnings, the Committee, or its Chairman representing the Committee, shall review such reports or releases with management and, if appropriate, the independent auditors. In addition, the Committee shall review any internal reports to management prepared by the accounting department and management's responses, if any, to such reports.

     5.03. INDEPENDENT ACCOUNTANTS. The Committee shall recommend to the Board of Directors the selection of the independent auditors, considering their independence and effectiveness, approve the fees and other compensation to be paid to the independent auditors, review the performance of the independent auditors and approve any proposed discharge of the independent auditors when circumstances warrant. On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships the auditors have with the Company to ensure their continuing independence. The Committee shall obtain a formal written statement from the independent auditors delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard 1.

     5.04. FINANCIAL REPORTING PROCESSES. The Committee shall review the integrity of the Company's financial reporting processes, both internal and external, and consult with the independent auditors with respect to the quality and appropriateness of the Company's accounting principles as applied to financial reporting. If, upon its review and consultation with the management, the accounting department and the independent auditors, the Committee determines that major changes to the Company's auditing and accounting principles and practices are required, the Committee shall approve such changes or improvements, if appropriate. The Committee shall monitor the implementation of such changes and improvements.

     5.05. REPORTING TO THE COMMITTEE. The Committee shall establish regular and separate systems of reporting to the Committee by each of management, the independent auditors and the accounting department regarding any significant judgments made in management's preparation of the financial statements and the view of each of the above groups as to appropriateness of such judgements.

     5.06. PROCESSES IMPROVEMENT. Following completion of the annual audit, the Committee shall review separately with each of management, the independent auditors and the accounting department any significant difficulties and disagreements among these groups encountered during the course of preparation of financial statements or audit, including any restrictions on the scope of auditor's work or access to required information.

     5.07. ETHICAL AND LEGAL COMPLIANCE. The Committee shall consider whether management has the proper review system in place to ensure that the Company's financial statements, reports and other financial information, as disseminated to governmental organizations and the public, satisfy legal requirements. In addition, the Committee shall meet with the Company's legal counsel to review any legal matters that could have significant impact on the Company's financial statements, reports and other financial information disseminated to the governmental organizations and the public.

     5.08. OTHER ACTIVITIES. The Committee may perform any other activities consistent with this Charter and the Company's Bylaws, as the Committee or the Board of Directors deem necessary or appropriate.

     5.09. MANAGEMENT'S ASSISTANCE. The Committee shall coordinate with the Board of Directors and management to ensure that the Committee's members have access to the information necessary to effectively monitor the Company's financial reporting, internal financial and accounting controls and internal and external auditing.

                                ARTICLE VI

                                  REPORTS

     6.01. ANNUAL REPORT. The Committee may prepare and present to the Board of Directors periodic reports summarizing its activities, conclusions and recommendations and its future agendas. The Committee may elect to submit written reports or make regular oral reports to the Board of Directors at meetings of the Board as recorded in the minutes of such meetings.

     6.02. OTHER REPORTS. The Committee shall prepare such other reports or statements as it or the Board of Directors deems necessary or as may be required by law. For example, the Committee may issue one or more statements or reports which may be included in the annual report on Form 10-K, annual report to shareholders, or proxy statement concerning the fact that the Committee has adopted this Charter or that it has satisfied its responsibilities in compliance with this Charter.

                                APPENDIX I

                                PROXY CARD

                                   PROXY
                           KESTREL ENERGY, INC.
                        999 18TH STREET, SUITE 2490
                          DENVER, COLORADO 80202
        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Timothy L. Hoops and Mark A. Boatright as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of common stock of Kestrel Energy, Inc. held of record by the undersigned on October 26, 2000 at the annual meeting of shareholders to be held on December 7, 2000 or any adjournment thereof.

1.   TO ELECT SIX DIRECTORS
     ---------  FOR all nominees listed below
     ---------  WITHHOLD AUTHORITY to vote for all nominees listed below

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW. TO CUMULATE VOTES FOR ANY INDIVIDUAL NOMINEE, WRITE IN THE NUMBER OF CUMULATIVE VOTES TO BE CAST OPPOSITE SUCH NOMINEE'S NAME. FOR AN EXPLANATION OF CUMULATIVE VOTING, SEE "VOTING OF SHARES" IN THE ENCLOSED PROXY STATEMENT.)

     Nominee                  Cumulative Votes
     -------                  ----------------
     Timothy L. Hoops         ----------------

     Nominee                  Cumulative Votes
     -------                  ----------------
     Robert J. Pett           ----------------

     Nominee                  Cumulative Votes
     -------                  ----------------
     Kenneth W. Nickerson     ----------------

     Nominee                  Cumulative Votes
     -------                  ----------------
     Neil T. MacLachlan       ----------------

     Nominee                  Cumulative Votes
     -------                  ----------------
     John T. Kopcheff         ----------------

     Nominee                  Cumulative Votes
     -------                  ----------------
     Mark A.E. Syropoulo      ----------------

2. TO APPROVE AND RATIFY THE SELECTION OF KPMG LLP AS THE COMPANY'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS AND AUDITORS FOR THE YEAR ENDING JUNE 30, 2001

     FOR  -------------    AGAINST  -------------    ABSTAIN  ------------

3. TO APPROVE AN AMENDMENT TO THE COMPANY'S STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES RESERVED UNDER THE PLAN

     FOR  -------------    AGAINST  -------------    ABSTAIN  ------------

4. TO APPROVE AN AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO REQUIRE A MAJORITY VOTE OF ALL OUTSTANDING SHARES ONLY FOR MAJOR CORPORATE TRANSACTIONS

     FOR  -------------    AGAINST  -------------    ABSTAIN  ------------

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR proposals 1, 2, 3 and 4 above.

     Please sign exactly as your name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated -----------------------, 2000     ----------------------------------
                                                   Signature
                                        ----------------------------------
                                           Signature if held jointly

     PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

                                APPENDIX II

                             STOCK OPTION PLAN

                           KESTREL ENERGY, INC.
                             STOCK OPTION PLAN
                        as amended December 7, 2000


     SECTION 1. PURPOSE. The purpose of the Kestrel Energy, Inc. (the "Company") Stock Option Plan (the "Plan") is to provide incentives for selected persons to promote the financial success and progress of the Company by granting such persons options to purchase shares of stock of the Company ("Option").

     SECTION 2.  GENERAL PROVISIONS OF THE PLAN.

     A. ADMINISTRATION. The Plan shall be administered by a committee comprised of two or more directors designated by the Board of Directors of the Company (the "Committee"). Notwithstanding the foregoing, if it would be consistent with all applicable laws, including without limitation Rule 16b-3, 17 C.F.R. 240.16b-3 ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934 (the "Exchange Act"), then the Plan may be administered by the Board of Directors, and, if so administered, all subsequent references to the Committee shall refer to the Board of Directors. Any action of the Committee shall be taken by majority vote or by written consent of the Committee members.

     B. AUTHORITY OF THE COMMITTEE. Subject to other provisions of the Plan, and with a view towards furtherance of its purpose, the Committee shall have sole authority and absolute discretion:

          1.  to construe and interpret the Plan;

          2.  to define the terms used herein;

          3. to prescribe, amend and rescind rules and regulations relating to the Plan;

          4. to determine the persons to whom Options shall be granted under the Plan;

          5. to determine the time or times at which Options shall be granted under the Plan;

          6. to determine the number of shares subject to each Option, the price and the duration of each Option;

          7. to determine all of the other terms and conditions of Options; and

          8. to make all other determinations necessary or advisable for the administration of the Plan and to do everything necessary or appropriate to administer the Plan.

All decisions, determinations and interpretations made by the Committee shall be binding and conclusive on all participants in the Plan and on their legal representatives, heirs and beneficiaries.

     C. NUMBER OF SHARES SUBJECT TO THE PLAN. The aggregate number of shares of Common Stock subject to the Plan shall be 1,850,000, subject to adjustment as provided in the Plan. If any Options granted under the Plan expire or terminate for any reason before they have been exercised in full, the unpurchased shares shall again be available for the purposes of the Plan.

     D. ELIGIBILITY AND PARTICIPATION. Subject to the terms of the Plan, Options may be granted only to such employees, officers, directors, consultants and advisors of the Company as the Committee shall select from time to time in its sole discretion; provided, however, that consultants and advisors shall be eligible only if they provide bona fide services that are not rendered in connection with the offer or sale of securities in a capital-raising transaction. A person may be granted more than one Option under the Plan. Furthermore, notwithstanding any contrary provision of the Plan, the Committee shall have no discretion to determine the amount, price or timing of grants hereunder to Committee members, except to the extent that the Committee's exercise of such authority is consistent with all applicable laws, including, without limitation, Rule 16b-3. Grants to Committee members shall be made in accordance with
Section 6 hereof. Only employees of the Company shall be eligible to receive Incentive Stock Options.

     E. EFFECTIVE DATE OF PLAN. The Plan shall be submitted to the shareholders of the Company for their approval and adoption at a meeting to be held on or about December 16, 1992, or at any adjournment thereof. The Plan shall be effective upon approval and adoption by the shareholders. To the extent required by paragraph F, subsequent amendments to the Plan shall be submitted to the Shareholders and such amendments shall be effective upon such approval. All other amendments shall be effective upon adoption by the Committee.

     F. TERMINATION AND AMENDMENT OF PLAN. The Plan shall terminate ten years after the date on which the shareholders approve the Plan, unless sooner terminated by the Committee or the Board of Directors. No Options shall be granted under the Plan after that date. Subject to the limitation contained in paragraph E of this Section 2, the Committee or the Board of Directors may at any time amend or revise the terms of the Plan, including the form and substance of the Options to be used hereunder, provided that no amendment or revision shall be made without shareholders' approval which (i) increases the aggregate number of shares that may be issued pursuant to Options granted under the Plan, except as provided under paragraph G of this Section 2; or (ii) effects any change to the Plan which is required to be approved by shareholders by law.

     G. ADJUSTMENTS. If the outstanding shares of the Company's Common Stock are increased, decreased, changed into or exchanged for a different number or kind of shares or securities through merger, consolidation, combination, exchange of shares, other reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split, an appropriate and proportionate adjustment shall be made in the aggregate number and kind of shares reserved to the Plan. A corresponding adjustment changing the number or kind of shares allocated to unexercised Options or portions thereof, which shall have been granted prior to any such change, shall likewise be made. Any such adjustment in outstanding Options shall be made without change in the aggregate purchase price applicable to the unexercised portion of the Option, but with a corresponding adjustment in the price for each share covered by the Option.

     H. PRIOR OPTIONS AND OBLIGATIONS. No amendment, suspension or termination of the Plan shall, without the consent of the person who has received an Option, alter or impair any of that person's Options or rights or obligations under any Option granted under the Plan prior to that amendment, suspension or termination.

     I. Notwithstanding the exercise of any Option granted hereunder, no person shall have any of the rights or privileges of a shareholder of the Company in respect of any shares of stock issuable upon the exercise of his or her Option until certificates representing the shares have been issued and delivered. No shares shall be required to be issued and delivered upon exercise of any Option until there has been full compliance with all of the requirements of law and of all regulatory agencies having jurisdiction over the issuance and delivery of the securities.

     J. During the term of the Plan, the Company will at all times reserve and keep available for issuance a sufficient number of shares of its Common Stock to satisfy the requirements of the Plan. In addition, the Company will from time to time, as is necessary to accomplish the purposes of the Plan, seek or obtain from any regulatory agency having jurisdiction all requisite authority necessary to issue shares of Common Stock hereunder. The inability of the Company to obtain from any regulatory agency having jurisdiction the authority deemed by the Company's counsel to be necessary to the lawful issuance of any shares of its stock hereunder shall relieve the Company of any liability in respect of the nonissuance of the stock as to which the requisite authority shall not have been obtained.

     K. The exercise of any Option is subject to the condition that if at any time the Company shall determine, in its discretion, that the satisfaction of withholding tax or other withholding liabilities under any state or federal law is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of shares pursuant thereto, then in such event, the exercise of the Option shall not be effective unless such withholding shall have been effected or obtained in a manner acceptable to the Company. The Committee may, in its discretion, accept payment of such withholding taxes and liabilities from an Optionee in the form of shares of the Company's Common Stock or other property and may elect to deduct shares of Common Stock that would have otherwise been delivered to an Optionee upon exercise to satisfy all or a part of such taxes and liabilities.

     L. FAIR MARKET VALUE. The "fair market value" of the Common Stock on any given date means (a) if there is an established market for the Company's Common Stock on a stock exchange, in an over-the-counter market or otherwise, the mean between the highest and lowest reported sale prices on the valuation date, or (b) if there were no such sales on the valuation date, then in accordance with Treasury Regulation Section 20.2031-2 or successor regulations. With respect to the grant of Options, unless otherwise specified by the Committee at the time of grant, the valuation date shall be the date of grant. The Committee may specify in any grant of an Option that, instead of the date of grant, the valuation date shall be a valuation period of up to ninety (90) days preceding the date of grant, and fair market value for purposes of such grant shall be the average over the valuation period of the mean of the highest and lowest quoted selling prices on each date on which sales were made in the valuation period, provided, however, that if the Committee fails to specify a valuation period and there were no sales on the date of grant then fair market value shall be determined as if the Committee had specified a thirty (30) day valuation period for such determination, unless there is no established market for the Company's Common Stock in which case determination of fair market value shall be in accordance with clause (b) above.

     SECTION 3. OPTION TERMS AND CONDITIONS. Options granted under this plan may be Incentive Stock Options (within the meaning of Section 422 of the Internal Revenue Code (the "Code")) or nonqualified stock options.
The terms and conditions of Options granted under the Plan may differ from one another as the Committee shall in its discretion determine so long as all Options granted under the Plan satisfy the requirements of the Plan; provided, however, that any Options designated as Incentive Stock Options must comply with the provisions of the Plan specifically relating to Incentive Stock Options and the Code.

     SECTION 4. DURATION OF OPTIONS. Each Option granted hereunder shall expire on the date fixed by the Committee, which shall be not later than ten years after the date of grant; provided, however, that in the case of Incentive Stock Options granted to a 10% shareholder, no option shall be exercisable more than five years after the date of grant. In addition, each Option shall be subject to early termination as provided in the Plan.

     SECTION 5. OPTION PRICE. The option price for shares acquired pursuant to the exercise of any Option, in whole or in part, shall be determined by the Committee at the time of grant. Such option price may be less than the fair market value of the Company's Common Stock on the valuation date or valuation period, but in no event shall the option price be less than fifty percent (50%) of the fair market value of the shares on the valuation date or valuation period; provided, however that the exercise price of Incentive Stock Options shall be fixed by the Committee at not less than 100% of the fair market value of the Common Stock on the valuation date or valuation period; provided further, that in the case of Incentive Stock Options granted to a 10% shareholder, the exercise price of the option shall not be less than 110% of the fair market value of the Common Stock on the valuation date or valuation period.

     SECTION 6. GRANTS TO COMMITTEE MEMBERS. Except as provided in paragraph D of Section 2 hereof, the Committee shall have no discretion to determine the amount, price or timing of grants of Options to Committee members. Grants of Options to Committee members shall be made at the discretion of the Board of Directors (with members of the Committee abstaining) or in accordance with a formula established by the Board of Directors; provided, however, that if the Board of Directors fails to make a discretionary grant of Options or otherwise establish a formula by which Options are granted to Committee members in any fiscal year of the Company, then automatic grants of Options to Committee members shall be made on the following September 30th. Such automatic grants to Committee members shall be nonqualified Options for 5,000 shares per Committee member and the exercise price shall be 100% of the fair market value of the Company's Common Stock based on a valuation period consisting of the thirty (30) day period ending September 29 of such year.

     SECTION 7. LIMITATIONS ON ACQUIRING VOTING STOCK. No Optionee who is not an officer or director of the Company is eligible to receive or exercise any Option which, if exercised, would result in that person becoming the beneficial owner, as defined in the Exchange Act, of more than 5% of the outstanding voting stock of the Company without the unanimous consent of the Board of Directors.

     SECTION 8. Each Option shall be exercisable in one or more installments during its term, and the right to exercise may be cumulative, as determined by the Committee. No Option may be exercised for a fraction of a share of Common Stock. The option price shall be paid at the time of exercise of the Option (i) in cash; (ii) by certified or cashier's check;
(iii) if permitted by the Committee, with shares of the Company's issued and outstanding Common Stock; or (iv) by any other means permitted by the Committee in its discretion after determination that such means are consistent with all applicable laws and regulations. If any portion of the purchase price at the time of exercise is paid in shares of the Company's Common Stock, those shares shall be tendered at their fair market value on the date of exercise.

          The Committee may also permit an Optionee to effect a net exercise of an option without tendering any shares of the Company's stock as payment for the Option. In such an event, the Optionee will be deemed to have paid for the exercise of the Option with shares of the Company's stock and shall receive from the Company a number of shares equal to the difference between the shares that would have been tendered and the number of Options exercised. Members of the Committee may effect a net exercise of their Options only with the approval of the Board of Directors.

          The Committee may also cause the Company to enter into arrangements with one or more licensed stock brokerage firms whereby Optionees may exercise options without payment therefor but with irrevocable orders to such brokerage firm to immediately sell the number of shares necessary to pay the exercise price for the option and the withholding taxes, if any, and then to transmit that portion of the proceeds from such sales to the Company to pay such obligations.

     SECTION 9, ACCELERATION OF OPTIONS. Notwithstanding the first sentence of Section 8 hereof, if the Company or its shareholders enter into an agreement to dispose of all or substantially all of the assets or stock of the Company by means of a sale, merger or other reorganization, liquidation, or otherwise, any Option granted pursuant to the Plan shall become immediately exercisable with respect to the full number of shares subject to that Option during the period commencing as of the date of the agreement to dispose of all or substantially all of the assets or stock of the Company and ending when the disposition of assets or stock contemplated by that agreement is consummated or the Option is otherwise terminated in accordance with its provisions or the provisions of the Plan, whichever occurs first; provided that no Option shall be immediately exercisable under this Section on account of any agreement of merger or other reorganization where the shareholders of the Company immediately before the consummation of the transaction will own at least 50% of the total combined voting power of all classes of stock entitled to vote of the surviving entity (whether the Company or some other entity) immediately after the consummation of the transaction. In the event the transaction contemplated by the agreement referred to in this Section 9 is not consummated, but rather is terminated, cancelled or expires, the Options granted pursuant to the Plan shall thereafter be treated as if that agreement had never been entered into.

     SECTION 10. WRITTEN NOTICE REQUIRED. Any Option granted pursuant to the Plan shall be exercised when written notice of that exercise has been given to the Company at its principal office by the person entitled to exercise the Option and payment for the shares with respect to which the Option is exercised has been received by the Company in accordance with
Section 8 hereof.

     SECTION 11. LIMITATION ON EXERCISE OF INCENTIVE STOCK OPTIONS. To the extent required by the Code, the aggregate fair market value
(determined at the time the Option is granted) of Common Stock for which Incentive Stock Options are exercisable for the first time by a participant during any calendar year (including all plans of the Company and its subsidiaries) shall not exceed $100,000.

     SECTION 12. COMPLIANCE WITH SECURITIES LAWS. Shares shall not be issued with respect to any Option granted under the Plan unless the exercise of that Option and the issuance and delivery of the shares pursuant thereto shall comply with all relevant provisions of state and federal law, including without limitation the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder and the requirements of any stock exchange upon which the shares may then be listed, which compliance shall be determined by counsel for the Company. Further, each Optionee shall consent to the imposition of a legend on the certificate representing the shares of Common Stock issued upon the exercise of the Option restricting their transferability if and to the extent required by law, the terms of the Option or the Plan.

     SECTION 13. Each Optionee, if requested by the Committee, must agree in writing as a condition of the granting of an Option, to remain in the employ of the Company or to remain as a consultant or advisor to the Company following the date of grant for a period or periods specified by the Committee, which period(s) shall in no event exceed an aggregate of four years. Nothing in the Plan or in any Option granted hereunder shall confer upon any Optionee any right to continued employment or retainer by the Company, or limit in any way the right of the Company to terminate or alter the terms of that employment or consulting arrangement at any time.

     SECTION 14. OPTION RIGHTS UPON TERMINATION OF EMPLOYMENT, DIRECTOR, CONSULTANT OR ADVISOR STATUS. If an Optionee ceases to be employed by the Company or ceases to serve as a director, consultant or advisor of the Company for any reason other than death, his or her Option shall immediately terminate; provided, however, that the Committee may, in its discretion, allow the Option to remain exercisable (to the extent exercisable on the date of termination of employment or retainer) for up to one additional year for each year of service to the Company by the Optionee (up to a maximum of five years after the date of termination), unless either the Option or the Plan otherwise provides for earlier termination; and provided further that, for purposes of determining when a director no longer serves the Company, the period during which post-retirement or similar benefits, if any, are paid to the director by the Company shall be deemed to be continued service.

     SECTION 15. OPTION RIGHTS UPON DEATH OF OPTIONEE. Except as otherwise limited by the Committee at the time of the grant of an Option, if an Optionee dies while he or she is an employee, director, consultant or advisor of the Company, his or her Option shall remain exercisable for one year after the date of death, unless either the Option or the Plan otherwise provides for earlier termination. During such exercise period after death, the Option may be fully exercised, to the extent that it remained unexercised on the date of death, by the person or persons to whom the Optionee's rights under the Option shall pass by will or by laws of descent and distribution.

     SECTION 16.  WAIVER OF VESTING RESTRICTIONS IN THE EVENT OF
RETIREMENT. Notwithstanding any provision of the Plan, in the event an Optionee retires as an employee or director of the Company, the Committee shall have the discretion to waive any vesting restrictions on the retiree's Options.

     SECTION 17. OPTIONS NOT TRANSFERABLE. Options granted pursuant to the Plan may not be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution and may be exercised during the lifetime of an Optionee only by that Optionee or by his or her guardian or legal representative.

     SECTION 18. The Company shall furnish to each Optionee a copy of the annual report sent to the Company's shareholders. Upon written request, the Company shall furnish to each Optionee a copy of its most recent Form 10-K Annual Report and each quarterly report to shareholders issued since the end of the Company's most recent fiscal year.